UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 1, 2022

Bright Health Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40537	47-4991296
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 1200, Minneapolis, Minnesota	55437
Address of Principal Executive Office	(Zip Code)
(612) 238-1321
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02. Results of Operations and Financial Condition.

On March 2, 2022, Bright Health Group, Inc. (the "Company"), issued a news release announcing its financial results for the three months and full year ended December 31, 2021. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On March 2, 2022, the Company posted an earnings presentation under the "Investor Relations" portion of its website at investors.brighthealthgroup.com. A copy of the earnings presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 1, 2022, the Board of Directors (the "Board") of the Company elected Matt Manders to serve as a Class I director.

Mr. Manders will be compensated in accordance with the Company’s standard compensation policies and practices for the Board, the components of which were disclosed in the Company's Registration Statement on Form S-1 filed with the United States Securities and Exchange Commission on June 15, 2021, in the section titled "Executive and Director Compensation".

Mr. Manders has not yet been appointed to any committees of the Board. In accordance with the Company’s customary practice, the Company is entering into its standard form of indemnification agreement with Mr. Manders, which requires the Company to indemnify him against certain liabilities that may arise as a result of his status or service as a director. The foregoing description is qualified in its entirety by the full text of the form of Indemnification Agreement, which was filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q filed on August 11, 2021.

There are no transactions or relationships between the registrant and Mr. Manders that are reportable under Item 404(a) of Regulation S-K.

Mr. Manders is expected to stand for election to the registrant's Board at the 2022 Regular Meeting of Shareholders.

Item 7.01 Regulation FD Disclosure

On March 1, 2022, the Company issued a news release announcing the appointment of Mr. Manders to the Board as described above under Item 5.02. A copy of the news release is furnished as Exhibit 99.3 and incorporated herein by reference.

The information in Items 2.02 and 7.01 and Exhibits 99.1, 99.2 and 99.3 of this Current report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	News Release, dated March 2, 2022
99.2	Earnings Presentation, dated March 2, 2022
99.3	New Release, dated March 1, 2022
104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HEALTH GROUP, INC.

Date:	March 2, 2022	By:	/s/ Keith Nelsen
		Name:	Keith Nelsen
		Title:	General Counsel and Corporate Secretary